Supplement dated August 27, 2026
to the Prospectus and Summary Prospectus, each as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust
Columbia Large Cap Growth Opportunity Fund	7/1/2026
As previously announced, at a meeting held on June 18, 2026, the Boards of Trustees of Columbia Funds Series Trust and Columbia Funds Series Trust I (the Board) approved an Agreement and Plan of Reorganization pursuant to which Columbia Large Cap Growth Opportunity Fund (the Target Fund) will transfer all of its assets and liabilities to Columbia Cornerstone Growth Fund (the Acquiring Fund) in exchange for shares of the Acquiring Fund (the Reorganization).
Pursuant to applicable law (including the Investment Company Act of 1940), the Reorganization does not require shareholder approval, and shareholders will not be asked to vote on the Reorganization. Target Fund shareholders of record will be sent a combined Information Statement/Prospectus (the Combined Information Statement/Prospectus) containing further information regarding the Reorganization and the Acquiring Fund. The Combined Information Statement/Prospectus is being mailed on or about September 17, 2026. The Reorganization is expected to close on or about November 23, 2026 (the Reorganization Date) and is expected to be a tax-free reorganization for U.S. federal income tax purposes.
Columbia Management Investment Advisers, LLC (the Investment Manager) serves as the investment adviser to each of the Target Fund and Acquiring Fund. During the period leading up to the Reorganization, the Investment Manager will seek to align the portfolio of the Target Fund with that of the Acquiring Fund. During this time, the Target Fund may not be pursuing its investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time. In addition to the transaction costs associated with this repositioning of the Target Fund's portfolio in connection with the Reorganization, such sell transactions could result in increased taxable distributions to Target Fund shareholders holding shares in a taxable account.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy. Because the Target Fund will reorganize into the Acquiring Fund on the Reorganization Date, you should consider the appropriateness of making a new or subsequent investment in the Target Fund prior to the Reorganization Date. You should consider the investment objectives, risks, strategies, fees and expenses of the Acquiring Fund and Target Fund carefully before investing. To obtain the Acquiring Fund's current prospectus, shareholder reports and other regulatory filings, or to receive a free copy of the Combined Information Statement/Prospectus, once it is available, contact your financial intermediary or visit columbiathreadneedleus.com. The Combined Information Statement/Prospectus contains important information about the Target Fund and Acquiring Fund’s investment objective, strategies, risks, fees, expenses, and the Board’s considerations in approving the Reorganization. The Combined Information Statement/Prospectus is available for free on the Securities and Exchange Commission’s website (www.sec.gov).
Shareholders should retain this Supplement for future reference.
SUP186_02_012_(08/26)